                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED APRIL 30, 2012
                                      TO
                       PROSPECTUSES DATED APRIL 30, 2012

   This supplement revises Investment Portfolio expense information in the prospectuses dated April 30, 2012 for the Marquis Portfolios (offered on and after April 30, 2012) variable annuity contracts issued by First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (collectively, "we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

INVESTMENT PORTFOLIO EXPENSES TABLE

   Replace the information for the applicable Investment Portfolios with the information in the following table:

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an Investment Portfolio)

   The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.

                                                                     ACQUIRED   TOTAL   CONTRACTUAL NET TOTAL
                                                    12B-1/             FUND    ANNUAL     EXPENSE    ANNUAL
                                         MANAGEMENT SERVICE  OTHER   FEES AND PORTFOLIO   SUBSIDY   PORTFOLIO
                                            FEES     FEES   EXPENSES EXPENSES EXPENSES  OR DEFERRAL EXPENSES
-------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
 BlackRock Large Cap Core Portfolio         0.59%    0.15%    0.05%    0.01%    0.80%      0.01%      0.79%
 Dreman Small Cap Value Portfolio           0.78%    0.00%    0.07%    0.07%    0.92%      0.00%      0.92%

METROPOLITAN SERIES FUND
 Loomis Sayles Small Cap Core Portfolio     0.90%    0.25%    0.06%    0.09%    1.30%      0.08%      1.22%

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

 5 Park Plaza, Suite 1900                             Telephone: 800-343-8496
 Irvine, CA 92614

                                                                  SUPP-MQEXP412

                                                   THE VARIABLE ANNUITY CONTRACT

                                                                       ISSUED BY


                                       FIRST METLIFE INVESTORS INSURANCE COMPANY



                                                                             AND



                            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE



                                                              MARQUIS PORTFOLIOS


                                           (OFFERED ON AND AFTER APRIL 30, 2012)



                                                                  APRIL 30, 2012




This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First MetLife Investors or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans.




The annuity contract has 44 investment choices listed below. You can put your money in any of these Investment Portfolios.






THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



AMERICAN FUNDS INSURANCE SERIES (Reg. TM) (CLASS 2):

     American Funds Global Growth Fund

     American Funds Growth Fund

     American Funds Growth-Income Fund



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2):

     Templeton Foreign Securities Fund


LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CLASS I):

     Legg Mason ClearBridge Variable Appreciation Portfolio

     Legg Mason ClearBridge Variable Large Cap Value Portfolio

     Legg Mason ClearBridge Variable Small Cap Growth Portfolio



LEGG MASON PARTNERS VARIABLE INCOME TRUST (CLASS I):

     Legg Mason Western Asset Variable Global High Yield Bond Portfolio



MET INVESTORS SERIES TRUST:

     BlackRock High Yield Portfolio (Class A)

     BlackRock Large Cap Core Portfolio (Class E)

     Clarion Global Real Estate Portfolio (Class B)

     Dreman Small Cap Value Portfolio (Class A)

     Harris Oakmark International Portfolio (Class A)

     Invesco Small Cap Growth Portfolio (Class A)

     Janus Forty Portfolio (Class A)

     Lazard Mid Cap Portfolio (Class B)

     Legg Mason ClearBridge Aggressive Growth Portfolio (Class B)

     Lord Abbett Mid Cap Value Portfolio (Class B)

     Met/Eaton Vance Floating Rate Portfolio (Class B)

     Met/Frankin Mutual Shares Portfolio (Class B)

     Met/Templeton Growth Portfolio (Class B)

     MFS (Reg. TM) Emerging Markets Equity Portfolio (Class B)

     MFS (Reg. TM) Research International Portfolio (Class B)

     Morgan Stanley Mid Cap Growth Portfolio (Class B)

     PIMCO Inflation Protected Bond Portfolio (Class B)

     PIMCO Total Return Portfolio (Class B)

     Pioneer Fund Portfolio (Class A)

     Pioneer Strategic Income Portfolio (Class E)

     RCM Technology Portfolio (Class B)


     T. Rowe Price Large Cap Value Portfolio (Class B)


     Third Avenue Small Cap Value Portfolio (Class B)

     Van Kampen Comstock Portfolio (Class B)

METROPOLITAN SERIES FUND:


     BlackRock Bond Income Portfolio (Class E)

     BlackRock Legacy Large Cap Growth Portfolio (Class A)

     BlackRock Money Market Portfolio (Class E)

     Davis Venture Value Portfolio (Class A)

     FI Value Leaders Portfolio (Class D)

     Jennison Growth Portfolio (Class B)

     Loomis Sayles Small Cap Core Portfolio (Class B)

     Met/Dimensional International Small Company Portfolio (Class B)

     MFS (Reg. TM) Total Return Portfolio (Class F)

     MFS (Reg. TM) Value Portfolio (Class A)


     Neuberger Berman Genesis Portfolio (Class B)


     Western Asset Management U.S. Government Portfolio (Class A)


Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.



To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 30, 2012. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 42 of this prospectus. For a free copy of the SAI, call us at (800) 842-9325, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.



The contracts:

o  are not bank deposits

o  are not FDIC insured

o  are not insured by any federal government agency

o  are not guaranteed by any bank or credit union

o  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



April 30, 2012

TABLE OF CONTENTS                         PAGE





INDEX OF SPECIAL TERMS..................   4
HIGHLIGHTS..............................   5
FEE TABLES AND EXAMPLES.................   7
1. THE ANNUITY CONTRACT.................  12
     Market Timing......................  12
2. PURCHASE.............................  12
     Purchase Payments..................  12
     Allocation of Purchase Payments....  13
     Free Look..........................  13
     Accumulation Units.................  13
     Account Value......................  14
     Replacement of Contracts...........  14
3. INVESTMENT OPTIONS...................  15
     Transfers..........................  17
     Automatic Rebalancing Program......  20
     Marquis Asset Allocation Program...  21
     Voting Rights......................  22
     Substitution of Investment Options.  23
4. EXPENSES.............................  23
     Product Charges....................  23
     Account Fee........................  23
     Withdrawal Charge..................  24
     Premium and Other Taxes............  24
     Transfer Fee.......................  24
     Income Taxes.......................  24
     Investment Portfolio Expenses......  24
5. ANNUITY PAYMENTS
     (THE INCOME PHASE).................  24
     Annuity Date.......................  24
     Annuity Payments...................  25
     Annuity Options....................  25
6. ACCESS TO YOUR MONEY.................  28
     Systematic Withdrawal Program......  28


     Suspension of Payments or
     Transfers..........................  29
7. PERFORMANCE..........................  29
8. DEATH BENEFIT........................  29
     Upon Your Death....................  29
     Standard Death Benefit - Principal
     Protection.........................  30
     Optional Death Benefit - Annual
     Step-Up............................  30
     General Death Benefit Provisions...  31
     Spousal Continuation...............  31
     Death of the Annuitant.............  32
     Controlled Payout..................  32
9. FEDERAL INCOME TAX STATUS............  32
     Taxation of Non-Qualified
     Contracts..........................  32
     Taxation of Qualified Contracts....  34
     Puerto Rico Tax Considerations.....  37
     Tax Benefits Related to the Assets
     of the Separate Account............  38
     Possible Tax Law Changes...........  38
10. OTHER INFORMATION...................  38
     First MetLife Investors............  38
     The Separate Account...............  38
     Distributor........................  39
     Selling Firms......................  39
     Requests and Elections.............  40
     Ownership..........................  41
     Legal Proceedings..................  42
     Financial Statements...............  42
TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION..................  42
APPENDIX A.............................. A-1
     Participating Investment
     Portfolios......................... A-1
APPENDIX B.............................. B-1
     Death Benefit Examples............. B-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.



                                                                         PAGE
Account Value............................................................ 14
Accumulation Phase....................................................... 12
Accumulation Unit........................................................ 13
Annuitant................................................................ 41
Annuity Date............................................................. 24
Annuity Options.......................................................... 25
Annuity Payments......................................................... 24
Annuity Units............................................................ 25
Beneficiary.............................................................. 41
Business Day............................................................. 13
Contract Year............................................................ 23
Good Order............................................................... 41
Income Phase............................................................. 12
Investment Portfolios.................................................... 15
Joint Owners............................................................. 41
Non-Qualified Contract................................................... 32
Owner.................................................................... 41
Purchase Payment......................................................... 12
Qualified Contract....................................................... 32
Separate Account......................................................... 38

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company, where you agree to make at least one Purchase Payment to us and we agree to make a series of Annuity Payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in the Investment Portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. We are obligated to pay all money we owe under the contracts, including amounts due under the death benefits and income payments. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information - The Separate Account".)


The contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we do not assess a withdrawal charge. Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.


The Income Phase occurs when you or a designated payee begin receiving regular Annuity Payments from your contract. You and the Annuitant (the person on whose life we base Annuity Payments) do not have to be the same, unless you purchase a tax qualified contract.


You can have Annuity Payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable Annuity Payments, the amount of the variable Annuity Payments will depend upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. If you choose fixed Annuity Payments, the amount of each payment will not change during the Income Phase.


TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")



FREE LOOK. You may cancel the contract within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. You will receive whatever your contract is worth on the day that we receive your cancellation request. The amount you receive may be more or less than your Purchase Payment, depending upon the performance of the Investment Portfolios. You bear the risk of any decline in Account Value. We do not refund any charges or deductions assessed during the free look period.



TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a Non-Qualified Contract during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the Owner of a non-qualified annuity contract is not a natural person (a partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The Owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of this contract can also be a Beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two Owners (both of whom must be individuals). The contract is not available to corporations or other business organizations. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract. If a non-natural person is the Owner of a Non-Qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the death benefits.

NON-NATURAL PERSONS AS BENEFICIARIES. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the contract will generally eliminate the Beneficiary's ability to stretch the contract or a spousal Beneficiary's ability to continue the contract and the death benefits.


INQUIRIES. If you need more information, please contact our Annuity Service Center at:


                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (800) 842-9325


ELECTRONIC DELIVERY. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the Investment Portfolios and other contract related documents.


Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED. NEW YORK DOES NOT CURRENTLY ASSESS PREMIUM TAXES ON PURCHASE PAYMENTS.


--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE



WITHDRAWAL CHARGE      None
TRANSFER FEE (Note 1)  $25
                       $0 (First 12 per year)



THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.



ACCOUNT FEE (Note 2)  $40


SEPARATE ACCOUNT ANNUAL EXPENSES (Note 3)

(referred to as Separate Account Product Charges)

(as a percentage of average Account Value in the Separate Account)



Mortality and Expense Charge (Note 4)        1.55%
Administration Charge                        0.15%
                                             ----
Total Separate Account Annual Expenses       1.70%
Death Benefit Rider Charges (Optional)
(as a percentage of average Account
Value in the Separate Account)
Optional Death Benefit - Annual Step-Up      0.20%
Total Separate Account Annual Expenses
Including Charge for Optional Death          1.90%
  Benefit

--------------------------------------------------------------------------------

Note 1. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. We are currently waiving the transfer fee, but reserve the right to charge the fee in the future.


Note 2. An account fee of $40 is charged on the last day of each Contract Year if the Account Value is less than $50,000. Different policies apply during the Income Phase of the contract. (See "Expenses.")


Note 3. Certain charges and expenses may not apply during the Income Phase of the contract. (See "Expenses.")



Note 4. We are waiving the following amounts of the mortality and expense charge: 0.15% for the Western Asset Management U.S. Government Portfolio (Class
A) of Metropolitan Series Fund; and the amount, if any, equal to the underlying fund expenses that are in excess of 0.50% for the subaccount investing in the BlackRock Money Market Portfolio (Class E) of Metropolitan Series Fund.

--------------------------------------------------------------------------------

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.




                                        Minimum     Maximum
                                        ----        ----
Total Annual Portfolio Expenses         0.49%       1.34%
(expenses that are deducted from
  Investment

Portfolio assets, including management
fees, 12b-1/service fees, and other
expenses)


--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION - DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES


(as a percentage of the average daily net assets of an Investment Portfolio)


The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.






                                                                                                                          NET
                                                                                  ACQUIRED     TOTAL     CONTRACTUAL     TOTAL
                                                                                    FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT   12B-1/SERVICE     OTHER    FEES AND   PORTFOLIO    SUBSIDY OR   PORTFOLIO
                                             FEES           FEES       EXPENSES   EXPENSES    EXPENSES     DEFERRAL    EXPENSES
                                         ------------ --------------- ---------- ---------- ----------- ------------- ----------
AMERICAN FUNDS INSURANCE SERIES (Reg.
  TM)
 American Funds Global Growth Fund         0.53%        0.25%          0.02%      0.00%      0.80%          -          0.80%
 American Funds Growth Fund                0.32%        0.25%          0.02%      0.00%      0.59%          -          0.59%
 American Funds Growth-Income Fund         0.27%        0.25%          0.01%      0.00%      0.53%          -          0.53%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Templeton Foreign Securities Fund         0.64%        0.25%          0.15%      0.01%      1.05%       0.00%         1.05%
LEGG MASON PARTNERS VARIABLE EQUITY
 TRUST
 Legg Mason ClearBridge Variable           0.71%        0.00%          0.05%      0.00%      0.76%       0.00%         0.76%
 Appreciation Portfolio
 Legg Mason ClearBridge Variable Large     0.65%        0.00%          0.08%      0.00%      0.73%       0.00%         0.73%
  Cap
 Value Portfolio
 Legg Mason ClearBridge Variable Small     0.75%        0.00%          0.14%      0.00%      0.89%       0.00%         0.89%
  Cap
 Growth Portfolio
LEGG MASON PARTNERS VARIABLE INCOME
 TRUST
 Legg Mason Western Asset Variable         0.80%        0.00%          0.14%      0.00%      0.94%       0.00%         0.94%
  Global High Yield Bond Portfolio
MET INVESTORS SERIES TRUST
 BlackRock High Yield Portfolio            0.60%        0.00%          0.05%      0.00%      0.65%          -          0.65%
 BlackRock Large Cap Core Portfolio        0.59%        0.15%          0.05%      0.00%      0.79%       0.01%         0.78%
 Clarion Global Real Estate Portfolio      0.61%        0.25%          0.06%      0.00%      0.92%          -          0.92%
 Dreman Small Cap Value Portfolio          0.78%        0.00%          0.07%      0.00%      0.85%       0.00%         0.85%
 Harris Oakmark International Portfolio    0.77%        0.00%          0.08%      0.00%      0.85%       0.02%         0.83%
 Invesco Small Cap Growth Portfolio        0.85%        0.00%          0.03%      0.00%      0.88%       0.02%         0.86%
 Janus Forty Portfolio                     0.63%        0.00%          0.03%      0.00%      0.66%       0.01%         0.65%
 Lazard Mid Cap Portfolio                  0.69%        0.25%          0.06%      0.00%      1.00%          -          1.00%
 Legg Mason ClearBridge Aggressive         0.62%        0.25%          0.03%      0.00%      0.90%          -          0.90%
  Growth Portfolio
 Lord Abbett Mid Cap Value Portfolio       0.67%        0.25%          0.06%      0.00%      0.98%       0.02%         0.96%

                                                                                                                          NET
                                                                                  ACQUIRED     TOTAL     CONTRACTUAL     TOTAL
                                                                                    FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT   12B-1/SERVICE     OTHER    FEES AND   PORTFOLIO    SUBSIDY OR   PORTFOLIO
                                             FEES           FEES       EXPENSES   EXPENSES    EXPENSES     DEFERRAL    EXPENSES
                                         ------------ --------------- ---------- ---------- ----------- ------------- ----------
MET INVESTORS SERIES TRUST (CONTINUED)
 Met/Eaton Vance Floating Rate Portfolio   0.60%        0.25%          0.08%      0.00%      0.93%          -          0.93%
 Met/Franklin Mutual Shares Portfolio      0.80%        0.25%          0.07%      0.00%      1.12%       0.00%         1.12%
 Met/Templeton Growth Portfolio            0.68%        0.25%          0.14%      0.00%      1.07%       0.02%         1.05%
 MFS (Reg. TM) Emerging Markets Equity     0.92%        0.25%          0.17%      0.00%      1.34%          -          1.34%
  Portfolio
 MFS (Reg. TM) Research International      0.68%        0.25%          0.09%      0.00%      1.02%       0.06%         0.96%
  Portfolio
 Morgan Stanley Mid Cap Growth Portfolio   0.65%        0.25%          0.07%      0.00%      0.97%       0.01%         0.96%
 PIMCO Inflation Protected Bond            0.47%        0.25%          0.04%      0.00%      0.76%          -          0.76%
  Portfolio
 PIMCO Total Return Portfolio              0.48%        0.25%          0.03%      0.00%      0.76%          -          0.76%
 Pioneer Fund Portfolio                    0.64%        0.00%          0.05%      0.00%      0.69%       0.01%         0.68%
 Pioneer Strategic Income Portfolio        0.58%        0.15%          0.06%      0.00%      0.79%          -          0.79%
 RCM Technology Portfolio                  0.88%        0.25%          0.07%      0.00%      1.20%          -          1.20%
 T. Rowe Price Large Cap Value Portfolio   0.57%        0.25%          0.02%      0.00%      0.84%          -          0.84%
 Third Avenue Small Cap Value Portfolio    0.74%        0.25%          0.03%      0.00%      1.02%       0.01%         1.01%
 Van Kampen Comstock Portfolio             0.58%        0.25%          0.03%      0.00%      0.86%       0.01          0.85%
METROPOLITAN SERIES FUND
 BlackRock Bond Income Portfolio           0.34%        0.15%          0.03%      0.00%      0.52%       0.01%         0.51%
 BlackRock Legacy Large Cap Growth         0.71%        0.00%          0.02%      0.00%      0.73%       0.01%         0.72%
 Portfolio
 BlackRock Money Market Portfolio          0.33%        0.15%          0.02%      0.00%      0.50%       0.01%         0.49%
 Davis Venture Value Portfolio             0.70%        0.00%          0.03%      0.00%      0.73%       0.05%         0.68%
 FI Value Leaders Portfolio                0.67%        0.10%          0.07%      0.00%      0.84%          -          0.84%
 Jennison Growth Portfolio                 0.62%        0.25%          0.02%      0.00%      0.89%       0.07%         0.82%
 Loomis Sayles Small Cap Core Portfolio    0.90%        0.25%          0.06%      0.00%      1.21%       0.08%         1.13%
 Met/Dimensional International Small       0.81%        0.25%          0.21%      0.00%      1.27%       0.01%         1.26%
 Company Portfolio
 MFS (Reg. TM) Total Return Portfolio      0.54%        0.20%          0.05%      0.00%      0.79%          -          0.79%
 MFS (Reg. TM) Value Portfolio             0.70%        0.00%          0.03%      0.00%      0.73%       0.13%         0.60%
 Neuberger Berman Genesis Portfolio        0.82%        0.25%          0.04%      0.00%      1.11%       0.01%         1.10%
 Western Asset Management U.S.             0.47%        0.00%          0.02%      0.00%      0.49%       0.01%         0.48%
  Government
 Portfolio





The Net Total Annual Portfolio Expenses shown in the table reflect contractual arrangements currently in effect, under which the investment advisers of certain Investment Portfolios have agreed to waive fees and/or pay expenses of the Investment Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Expense Subsidy or Deferral column indicates that there is a contractual arrangement in effect for that Investment Portfolio, but the expenses of the Investment Portfolio are below the level that would trigger the subsidy or deferral. The Net Total Annual Portfolio Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements, contractual arrangements that terminate before April 30, 2013, or expense reductions that certain Investment Portfolios achieved as a result of directed brokerage arrangements. The Investment Portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2011.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



CHART 1. Chart 1 assumes you select the Annual Step-Up Death Benefit, which is the most expensive way to purchase the contract.



IF YOU SURRENDER, DO NOT SURRENDER, OR ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$363      (a)$1,101      (a)$1,858      (a)$3,834
    minimum       (b)$278       (b)$ 844      (b)$1,423      (b)$2,933




CHART 2. Chart 2 assumes that you do not select the optional death benefit rider, which is the least expensive way to purchase the contract.


IF YOU SURRENDER, DO NOT SURRENDER, OR ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$343      (a)$1,043      (a)$1,762      (a)$3,652
    minimum       (b)$258       (b)$ 785      (b)$1,325      (b)$2,743





The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information (Accumulation Unit value information) is not available because the contract was not offered for sale prior to April 30, 2012, and therefore there are no Accumulation Units outstanding as of the date of this prospectus.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.


The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on a designated date that you select. Until you decide to begin receiving Annuity Payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving Annuity Payments, your contract switches to the INCOME PHASE.


The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


The contract is called a variable annuity because you can choose among the Investment Portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. The amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Investment Portfolio(s) you select. The amount of the Annuity Payments you receive during the Income Phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.


If you select a fixed Annuity Payment option during the Income Phase, payments are made from our general account assets. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account.


The amount of the Annuity Payments you receive during the Income Phase from a fixed Annuity Payment option of the contract will remain level for the entire Income Phase. (Please see "Annuity Payments (The Income Phase)" for more information.)


As Owner of the contract, you exercise all interests and rights under the contract. You can change the Owner at any time, subject to our underwriting rules (see "Death Benefit" for information on how a change of ownership may affect the death benefit). The contract may be owned generally by Joint Owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."


Under the Internal Revenue Code (the "Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.


MARKET TIMING


We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Investment Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular Investment Portfolios made by Owners within given periods of time and/or investigating transfer activity identified by the Investment Portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."




2. PURCHASE

PURCHASE PAYMENTS


A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional Purchase Payments.

o  The minimum initial Purchase Payment we will accept is $25,000.


o If you want to make an initial Purchase Payment of $1 million or more, or an additional Purchase Payment that would cause your total Purchase Payments to exceed $1 million, you will need our prior approval.


o You can make additional Purchase Payments of $500 or more unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional Purchase Payment is $100 per month.


o  We will accept a different amount if required by federal tax law.


o We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


o We will not accept Purchase Payments made with cash, money orders, or travelers checks.


We reserve the right to reject any application or Purchase Payment and to limit future Purchase Payments.


ALLOCATION OF PURCHASE PAYMENTS



When you purchase a contract, we will allocate your Purchase Payment to the Investment Portfolios you have selected. At the time the contract is issued, your default investment allocation for Purchase Payments and automatic rebalancing will be set in accordance with an asset allocation model you select with your registered representative (see "Transfers - Marquis Asset Allocation Program"). You may not choose more than 18 Investment Portfolios at the time your initial Purchase Payment is allocated. Each allocation must be at least $500 and must be in whole numbers.



Once we receive your Purchase Payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee's administrative procedures), we will issue your contract and allocate your first Purchase Payment within 2 Business Days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information - Requests and Elections.")


If you make additional Purchase Payments, we will allocate them in the same way as your first Purchase Payment unless you tell us otherwise. You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 Investment Portfolios at the time you submit a subsequent Purchase Payment. If you wish to allocate the payment to more than 18 Investment Portfolios, we must have your request to allocate future Purchase Payments to more than 18 Investment Portfolios on record before we can apply your subsequent Purchase Payment to your chosen allocation. If there are Joint Owners, unless we are instructed to the contrary, we will accept allocation instructions from either Joint Owner.


FREE LOOK


If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your Purchase Payments to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.


ACCUMULATION UNITS


The portion of your Account Value allocated to the Separate Account will go up or down depending upon the investment performance of the Investment Portfolio(s) you choose. In order to keep track of this portion of your Account Value, we use a unit of measure we call an ACCUMULATION UNIT. (An Accumulation Unit works like a share of a mutual fund.)


Every Business Day as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for each of the

Investment Portfolios by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:


1) dividing the net asset value per share of the Investment Portfolio at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Portfolio as of that day, by the net asset value per share of the Investment Portfolio for the previous Business Day, and


2) multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit) for each day since the last Business Day and any charges for taxes.


The value of an Accumulation Unit may go up or down from day to day.


When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to an Investment Portfolio by the value of the Accumulation Unit for that Investment Portfolio.


Purchase Payments and transfer requests are credited to a contract on the basis of the Accumulation Unit value next determined after receipt of a Purchase Payment or transfer request. Purchase Payments or transfer requests received before the close of the New York Stock Exchange will be credited to your
------
contract that day, after the New York Stock Exchange closes. Purchase Payments or transfer requests received after the close of the New York Stock Exchange,
                              -----
or on a day when the New York Stock Exchange is not open, will be treated as received on the next day the New York Stock Exchange is open (the next Business
Day).


EXAMPLE:


   On Monday we receive an additional Purchase Payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Mid Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Lord Abbett Mid Cap Value Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 Accumulation Units for the Lord Abbett Mid Cap Value Portfolio.


ACCOUNT VALUE


ACCOUNT VALUE is equal to your interests in the Investment Portfolio(s). Your interest in an Investment Portfolio is determined by multiplying the number of Accumulation Units for that portfolio by the value of the Accumulation Unit.


REPLACEMENT OF CONTRACTS



EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. Any additional Purchase Payments contributed to the new contract will be subject to all fees and charges described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.



OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity, and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.




3. INVESTMENT OPTIONS


The contract offers 44 INVESTMENT PORTFOLIOS, which are listed below. Additional Investment Portfolios may be available in the future.



YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, VARIABLE AND FIXED ANNUITY PRODUCTS, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 842-9325. YOU CAN ALSO OBTAIN
INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. APPENDIX A CONTAINS A SUMMARY OF ADVISERS, SUBADVISERS, AND INVESTMENT OBJECTIVES FOR EACH INVESTMENT PORTFOLIO.



The investment objectives and policies of certain of the Investment Portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.



Shares of the Investment Portfolios may be offered to insurance company Separate Accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various Owners participating in, and the interests of qualified plans investing in the Investment Portfolios may conflict. The Investment Portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the Investment Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Contract Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the Investment Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the contracts.


We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the Investment Portfolios and the Statement of Additional Information for the Investment Portfolios for information on the management fees paid by the advisers to the subadvisers.)


Certain Investment Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of

1940. An Investment Portfolio's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Other Information - Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Investment Portfolio's 12b-1 Plan decrease the Investment Portfolio's investment return.



We select the Investment Portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from contract Owners. In some cases, we have included Investment Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Investment Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Investment Portfolios.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Other Information - Distributor.")



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.




AMERICAN FUNDS INSURANCE SERIES (Reg. TM) (CLASS 2)

American Funds Insurance Series (Reg. TM) is a trust with multiple portfolios. Capital Research and Management Company is the investment adviser to each portfolio. The following Class 2 portfolios are available under the contract:


     American Funds Global Growth Fund

     American Funds Growth Fund

     American Funds Growth-Income Fund



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

Franklin Templeton Variable Insurance Products Trust currently consists of multiple series (Funds). Funds may be available in multiple classes: Class 1, Class 2, Class 3 and Class 4. The portfolio available in connection with your contract is Class 2 shares. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign Securities Fund. The following portfolio is available under the contract:


     Templeton Foreign Securities Fund



LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CLASS I)

Legg Mason Partners Variable Equity Trust is a trust with multiple portfolios. Legg Mason Partners Fund Advisor, LLC is the investment adviser to each portfolio. Legg Mason Partners Fund Advisor, LLC has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following Class I portfolios are available under the contract:


     Legg Mason ClearBridge Variable Appreciation Portfolio

     Legg Mason ClearBridge Variable Large Cap Value Portfolio

     Legg Mason ClearBridge Variable Small Cap Growth Portfolio



LEGG MASON PARTNERS VARIABLE INCOME TRUST (CLASS I)

Legg Mason Partners Variable Income Trust is a trust with multiple portfolios. Legg Mason Partners Fund Advisor, LLC is the investment adviser to the portfolio listed below. Legg Mason Partners Fund Advisor, LLC has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following Class I portfolio is available under the contract:


     Legg Mason Western Asset Variable Global High Yield Bond Portfolio



MET INVESTORS SERIES TRUST

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. MetLife Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


     BlackRock High Yield Portfolio (Class A)

     BlackRock Large Cap Core Portfolio (Class E)

     Clarion Global Real Estate Portfolio (Class B)

     Dreman Small Cap Value Portfolio (Class A)

     Harris Oakmark International Portfolio (Class A)

     Invesco Small Cap Growth Portfolio (Class A)

     Janus Forty Portfolio (Class A)

     Lazard Mid Cap Portfolio (Class B)

     Legg Mason ClearBridge Aggressive Growth Portfolio (Class B)

     Lord Abbett Mid Cap Value Portfolio (Class B)

     Met/Eaton Vance Floating Rate Portfolio (Class B)

     Met/Frankin Mutual Shares Portfolio (Class B)

     Met/Templeton Growth Portfolio (Class B)

     MFS (Reg. TM) Emerging Markets Equity Portfolio (Class B)

     MFS (Reg. TM) Research International Portfolio (Class B)

     Morgan Stanley Mid Cap Growth Portfolio (Class B)

     PIMCO Inflation Protected Bond Portfolio (Class B)

     PIMCO Total Return Portfolio (Class B)

     Pioneer Fund Portfolio (Class A)

     Pioneer Strategic Income Portfolio (Class E)

     RCM Technology Portfolio (Class B)


     T. Rowe Price Large Cap Value Portfolio (Class B)


     Third Avenue Small Cap Value Portfolio (Class B)

     Van Kampen Comstock Portfolio (Class B)




METROPOLITAN SERIES FUND

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:




     BlackRock Bond Income Portfolio (Class E)

     BlackRock Legacy Large Cap Growth Portfolio (Class A)

     BlackRock Money Market Portfolio (Class E)

     Davis Venture Value Portfolio (Class A)

     FI Value Leaders Portfolio (Class D)

     Jennison Growth Portfolio (Class B)

     Loomis Sayles Small Cap Core Portfolio (Class B)

     Met/Dimensional International Small Company Portfolio (Class B)

     MFS (Reg. TM) Total Return Portfolio (Class F)

     MFS (Reg. TM) Value Portfolio (Class A)


     Neuberger Berman Genesis Portfolio (Class B)


     Western Asset Management U.S. Government Portfolio (Class A)


TRANSFERS


GENERAL. You can transfer a portion of your Account Value among the Investment Portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract Owners. (See "Investment Options - Transfers - Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the Investment Portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from any Investment Portfolio, subject to the limitations below. All transfers made on the same Business Day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the Business Day. The following apply to any transfer:


o Your request for transfer must clearly state which Investment Portfolio(s) are involved in the transfer.


o  Your request for transfer must clearly state how much the transfer is for.


o The minimum amount you can transfer is $500 from an Investment Portfolio, or your entire interest in the

     Investment Portfolio, if less (this does not apply to pre-scheduled transfer programs).


o You may not make a transfer to more than 18 Investment Portfolios at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 Investment Portfolios may be made by calling or writing our Annuity Service Center.


During the Accumulation Phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another Investment Portfolio). In such a case, the redemption order would be processed at the source Investment Portfolio's next determined Accumulation Unit value. However, the purchase of the new Investment Portfolio would be effective at the next determined Accumulation Unit value for the new Investment Portfolio only after we receive the proceeds from the source Investment Portfolio, or we otherwise receive cash on behalf of the source Investment Portfolio.


During the Income Phase, you cannot make transfers from a fixed Annuity Payment option to the Investment Portfolios. You can, however, make transfers during the Income Phase from the Investment Portfolios to a fixed Annuity Payment option and among the Investment Portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a Joint Owner, unless we are instructed otherwise, we will accept instructions from either you or the other Owner. (See "Other Information - Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the Business Day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following Business Day.


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the Automatic Rebalancing Programs.


MARKET TIMING. Frequent requests from contract Owners to transfer Account Value may dilute the value of an Investment Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Investment Portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect contract Owners and other persons who may have an interest in the contracts (E.G., Annuitants and Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios (i.e., the American Funds Global Growth Fund, the Templeton Foreign Securities Fund, the Legg Mason ClearBridge Variable Small Cap Growth Portfolio, the Legg Mason Western Asset Variable Global High Yield Bond Portfolio, the BlackRock High Yield Portfolio, the Clarion Global Real Estate Portfolio, the Dreman Small Cap Value Portfolio, the Harris Oakmark International Portfolio, the Invesco Small Cap Growth Portfolio, the Met/Eaton Vance Floating Rate Portfolio, the Met/Templeton Growth Portfolio, the MFS (Reg. TM) Emerging Markets Equity Portfolio, the MFS (Reg. TM) Research International Portfolio, the Pioneer Strategic Income Portfolio, the Third Avenue Small Cap Value Portfolio, the Loomis Sayles Small Cap Core Portfolio, the Met/Dimensional International Small Company Portfolio, and the Neuberger Berman Genesis Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as

Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Account Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Investment Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Portfolios, we rely on the underlying Investment Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds Insurance Series (Reg. TM) portfolios ("American Funds portfolios") as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Investment Portfolios under that contract to be submitted with an original signature.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate market timing in any Investment Portfolios and there are no arrangements in place to permit any contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Investment Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Investment Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Investment Portfolio or its principal underwriter that obligates us to provide to the Investment Portfolio promptly upon request certain information about the trading activity of individual contract Owners, and to execute instructions from the Investment Portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the market timing policies established by the Investment Portfolio.


In addition, contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Investment Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios. If an Investment Portfolio believes that an omnibus order reflects one or more transfer requests from contract Owners engaged in disruptive trading activity, the Investment Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract Owner). You should read the Investment Portfolio prospectuses for more details.



AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the Investment Portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer Account Value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. We will make allocations based upon your current Purchase Payment allocations, unless you tell us otherwise.



The Automatic Rebalancing Program is available only during the Accumulation Phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. We will terminate your participation in the Automatic Rebalancing Program when we receive notification of your death.




EXAMPLE:

   Assume that you want your initial Purchase Payment split between 2 Investment Portfolios. You want 40% to be in the PIMCO Inflation Protected Bond Portfolio and 60% to be in the T. Rowe Price Large Cap Value Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the PIMCO Inflation Protected Bond Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the PIMCO Inflation Protected Bond Portfolio to bring its value back to 40% and use the money to buy more units in the T. Rowe Price Large Cap Value Portfolio to increase those holdings to 60%.

MARQUIS ASSET ALLOCATION PROGRAM



The Marquis Asset Allocation Program is not offered by this prospectus and is not a part of your contract. The Marquis Asset Allocation Program is a separate service we make available in connection with the contract, at no additional charge to you, to help you select investment options. You should be aware that certain aspects of the administration of this Program are provided by your selling firm and are dependent upon the continued ability of the selling firm to provide that administrative support. WHEN YOU PURCHASE THE CONTRACT, YOU ARE REQUIRED TO ENROLL IN THE ASSET ALLOCATION PROGRAM. At the time the contract is issued, and at any time you change or update your asset allocation model with your registered representative, your default investment allocation for Purchase Payments and automatic rebalancing will be set in accordance with the one model you select. Although the Marquis Portfolios contract is designed to work together with the Asset Allocation Program, at any time after the contract is issued, you may transfer Account Value or change the investment allocation for future Purchase Payments and automatic rebalancing, without any investment allocation restrictions related to the Asset Allocation Program. However, if you wish to change your investment allocation to an allocation that is not in accordance with any of the models, or transfer to an allocation outside any of the models, you will need to contact our Annuity Service Center.


Asset allocation, in general, is an investment strategy intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility and potentially enhance returns over the long term. An asset class refers to a category of investments having similar characteristics, such as stocks and other equities, bonds and other fixed income investments, and cash equivalents. There are further divisions within asset classes, for example, divisions according to the size of the issuer (large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).



While you participate in the Asset Allocation Program, our affiliate MetLife Advisers, LLC (MetLife Advisers), an investment adviser registered under the Investment Advisers Act of 1940, will serve as your investment adviser, but solely for the purpose of developing and updating the models. MetLife Advisers currently follows the recommendations of an independent third-party consultant in providing this service. From time to time, MetLife Advisers may select a different consultant, to the extent permitted under applicable law. MetLife Advisers also serves as the investment adviser to certain Investment Portfolios available under the contract and receives compensation for those services. (See "Investment Options-Certain Payments We Receive with Regard to the Investment Portfolios," "Investment Options-Met Investors Series Trust," and "Investment Options-Metropolitan Series Fund.") However, MetLife Advisers receives no compensation for services it performs in developing and updating the asset allocation models discussed below.



It is your responsibility to select or change your model and your Investment Portfolios. Your registered representative can provide you with information that may assist you in selecting a model and your Investment Portfolios. Once you select a model and the Investment Portfolio allocations, these selections will remain unchanged until you elect to revise the Investment Portfolio allocations, select a new model, or both. Although the models are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model will not lose money or experience volatility. A model may fail to perform as intended, or may perform worse than any single Investment Portfolio, asset class or different combination of investment options. In addition, the model is subject to all of the risks associated with its underlying Investment Portfolios. If, from time to time, MetLife Advisers changes the models, the flows of money into and out of underlying Investment Portfolios may generate higher brokerage and administrative costs for those portfolios, or such changes may disrupt an Investment Portfolio's management strategy.


In the Asset Allocation Program, you will choose to allocate your Purchase Payments among a set of Investment Portfolios you select using one of the asset allocation models MetLife Advisers provides. An asset allocation model is a set of target percentages for asset classes or sub-classes that represent the principal investments of the available Investment Portfolios. There currently are twenty asset allocation models, a disciplined and a flexible model for each of ten levels of risk tolerance and return potential (generally, asset classes and sub-classes with higher potential returns have greater risk of losses and experience greater volatility). Disciplined models are designed to be constructed only from Investment Portfolios that adhere strictly to their stated investment styles and invest in specific asset classes or sub-classes, whereas flexible models can include allocations to Investment Portfolios that may invest across multiple asset classes or sub-classes, or that may move between investment styles, or asset classes or sub-classes, depending on market conditions or other factors.


A disciplined or flexible asset allocation model will be suggested based on your responses to a profile questionnaire that seeks to measure your personal investment risk tolerance, investment time horizon, financial goals and other factors. In order to participate in this program, you will need to complete the questionnaire. Although you may only use one model at a time, you may elect to change to a different model as your tolerance for risk and/or your needs and objectives change. Using the questionnaire and in consultation with your registered representative, you may determine a different model better meets your risk tolerance and time horizons. There is no fee to change to a different model or for a change to the Investment Portfolio allocations.


MetLife Advisers, through its consultant as described above, periodically reviews the models (typically annually) and may find that asset allocations within a particular model may need to be changed. Similarly, the principal investments, investment style, or investment manager of an Investment Portfolio may change such that it is no longer appropriate for a model, or it may become appropriate for a model. Also, from time to time, we may change the Investment Portfolios available under the contract. (See "Investment Options.") As a result of the periodic review and/or any changes in available Investment Portfolios, each model may change and asset classes or sub-classes may be added or deleted. We will provide notice regarding any such changes, and you, in consultation with your registered representative, may wish to revise your investment allocations based on these model and Investment Portfolio changes. You are not required to make any changes, and if you take no action your current allocations will continue in effect.



If you also participate in the Automatic Rebalancing Program, the allocations in your models will be applied under the terms of that program. (See "Investment Options-Automatic Rebalancing Program.") Transfers among Investment Portfolios due to a change in the models or your selection of a different model are not taken into account in determining any transfer fee. FOR PURPOSES OF THE LIMIT ON THE NUMBER OF INVESTMENT OPTIONS IN A SINGLE PURCHASE PAYMENT ALLOCATION OR TRANSFER REQUEST, EACH INVESTMENT PORTFOLIO IN AN ASSET ALLOCATION MODEL IS COUNTED SEPARATELY; AN ASSET ALLOCATION MODEL IS NOT COUNTED AS A SINGLE INVESTMENT OPTION. (See "Purchase-Allocation of Purchase Payments" and "Transfers-General.")


Our affiliates, including MetLife Advisers, receive greater compensation and/or profits from certain Investment Portfolios than we receive from other portfolios. Therefore, it is conceivable that MetLife Advisers may have an incentive to develop models in such a way that larger allocations will be made to more profitable portfolios. Also, MetLife Advisers, in its capacity as investment adviser to certain of the Investment Portfolios, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, MetLife Advisers legally is obligated to disregard these incentives. In addition, MetLife Advisers believes that following the recommendations of an independent third-party to develop and update the asset allocation models may reduce or eliminate the potential for MetLife Advisers to be influenced by these competing interests. As described above, from time to time, MetLife Advisers may select a different consultant to provide these recommendations, to the extent permitted under applicable law.



For more information about MetLife Advisers and its role as investment adviser for the Marquis Asset Allocation Program, please see the disclosure document, which is available to you at no charge, containing information from Part II of its Form ADV, the SEC investment adviser registration form. Your registered representative can provide you this disclosure document, or you can request a copy by writing to MetLife Advisers, LLC, c/o MetLife Investors USA Insurance Company, P.O. Box 10366, Des Moines, Iowa 50306-0366. We may perform certain administrative functions on behalf of our affiliate, MetLife Advisers; however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available.


VOTING RIGHTS


We are the legal owner of the Investment Portfolio shares. However, we believe that when an Investment Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


PRODUCT CHARGES


SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charge related to the Annual Step-Up death benefit rider, if applicable). We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units (I.E., during the Accumulation Phase and the Income Phase - although death benefit charges no longer continue in the Income Phase).


MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.55% of the average daily net asset value of each Investment Portfolio.


This charge compensates us for mortality risks we assume for the Annuity Payment and death benefit guarantees made under the contract. These guarantees include making Annuity Payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Investment Portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.


DEATH BENEFIT RIDER CHARGE. If you select the Annual Step-Up Death Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing the benefit. This charge (assessed during the Accumulation Phase) is equal, on an annual basis, to 0.20% of the average daily net asset value of each Investment Portfolio.


ACCOUNT FEE


During the Accumulation Phase, every Contract Year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $40 from your contract as an account fee for the prior Contract Year if the Account Value is less than $50,000. (A CONTRACT YEAR is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) If you make a complete withdrawal from your contract, the full account fee will be deducted from the Account Value regardless of the amount of your Account Value. During the Accumulation Phase, the account fee is deducted pro rata from the Investment Portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the Account Value on the Annuity Date if this date is other than a contract anniversary. If your Account Value on the Annuity Date is at least $50,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract.


WITHDRAWAL CHARGE


During the Accumulation Phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). This contract has no withdrawal charge.


PREMIUM AND OTHER TAXES



We reserve the right to deduct from Purchase Payments, Account Value, withdrawals, death benefits or Annuity Payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on Purchase Payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.



TRANSFER FEE


We currently allow unlimited transfers without charge during the Accumulation Phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the Investment Portfolio from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.


INCOME TAXES


We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each Investment Portfolio, which are described in the fee table in this prospectus and the Investment Portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each Investment Portfolio.




5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your Annuity Date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity Payments must begin by the first day of the calendar month following the Annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).


When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the Annuity Date at any time before the Annuity Date with 30 days prior notice to us.

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED.


ANNUITY PAYMENTS


You (unless another payee is named) will receive the Annuity Payments during the Income Phase. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments.


During the Income Phase, you have the same investment choices you had just before the start of the Income Phase. At the Annuity Date, you can choose whether payments will be:


o  fixed Annuity Payments, or


o  variable Annuity Payments, or


o  a combination of both.


If you don't tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place just before the start of the Income Phase.


If you choose to have any portion of your Annuity Payments based on the Investment Portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:


1) the value of your contract in the Investment Portfolio(s) just before the start of the Income Phase,


2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and


3)    the Annuity Option elected.


Subsequent variable Annuity Payments will vary with the performance of the Investment Portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an Annuity Option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the Annuity Date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable Annuity Payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable Annuity Payments will decrease.



Your variable Annuity Payment is based on ANNUITY UNITS. An Annuity Unit is an accounting device used to calculate the dollar amount of Annuity Payments. (For more information, see "Variable Annuity Payments" below.)


When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable Annuity Payment, but subsequent variable Annuity Payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Investment Portfolios. On the other hand, a higher AIR will result in a higher initial variable Annuity Payment than a lower AIR, but later variable Annuity Payments will rise more slowly or fall more rapidly.


A transfer during the Income Phase from a variable Annuity Payment option to a fixed Annuity Payment option may result in a reduction in the amount of Annuity Payments. (You cannot, however, make transfers from a fixed Annuity Payment option to the Investment Portfolios.)


If you choose to have any portion of your Annuity Payments be a fixed Annuity Payment, the dollar amount of each fixed Annuity Payment will not change, unless you make a transfer from a variable Annuity Payment option to the fixed Annuity Payment that causes the fixed Annuity Payment to increase. For more information, please refer to the "Annuity Provisions" section of the Statement of Additional Information.


Annuity Payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an Annuity Option. In that case, we may provide your Annuity Payment in a single lump sum instead of Annuity Payments. Likewise, if your Annuity Payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an Annuity Option when you purchase the contract. You can change it at any time before the Annuity Date with 30 days notice to us.


If you do not choose an Annuity Option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.


You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Annuity Payments begin, you cannot change the Annuity Option.


If more than one frequency is permitted under your contract, choosing less frequent payments will result in each Annuity Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Annuity Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.


OPTION 1. LIFE ANNUITY. Under this option, we will make Annuity Payments so long as the Annuitant is alive. We stop making Annuity Payments after the Annuitant's death. It is possible under this option to receive only one Annuity Payment if the Annuitant dies before the due date of the second payment or to receive only two Annuity Payments if the Annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than 10 years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10-year period.


OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. We will stop making Annuity Payments after the last survivor's death.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than 10 years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10-year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an Annuity Option under which fixed or variable monthly Annuity Payments are made for a selected number of years as approved by us, currently not less than 10 years. This Annuity Option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.


You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period Annuity Option (Option 5). You may not commute the fixed Payments for a Designated Period Annuity Option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving Annuitant. Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable Annuity Options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed Annuity Options, the calculation of the commuted value will be done using the then current Annuity Option rates.


There may be tax consequences resulting from the election of an Annuity Payment option containing a commutation feature (I.E., an Annuity Payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")



Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.


Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner's life in certain circumstances.


In addition to the Annuity Options described above, we offer an additional payment option that allows your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") This payment option is available to both Qualified Contracts and Non-Qualified Contracts.


In the event that you purchased the contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if Annuity Payments have already begun, the death benefit would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.


VARIABLE ANNUITY PAYMENTS


The Adjusted Contract Value (the Account Value, less any applicable premium taxes and account fee) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The first variable Annuity Payment will be based upon the Adjusted Contract Value, the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.


The dollar amount of variable Annuity Payments after the first payment is determined as follows:


o The dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the subaccount to which the transfer is made, and the number of Annuity Units will be adjusted for transfers to a fixed Annuity Option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.


o The fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.


o The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.


ANNUITY UNIT. The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us. The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor (see the Statement of Additional Information for a definition) for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR.


FIXED ANNUITY PAYMENTS


The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the Annuity Date will be used to determine a fixed Annuity Payment. The Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made. You may not make a transfer from the fixed Annuity Option to the variable Annuity Option.




6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your Beneficiary) can have access to the money in your contract:


(1)    by making a withdrawal (either a partial or a complete withdrawal);


(2)    by electing to receive Annuity Payments; or


(3)    when a death benefit is paid to your Beneficiary.


Under most circumstances, withdrawals can only be made during the Accumulation Phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal:


o  less any premium or other tax; and


o  less any account fee.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the Investment Portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the Investment Portfolio(s). We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the Account Value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.


We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in Good Order unless the suspension of payments or transfers provision is in effect.


We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (I.E., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


How to withdraw all or part of your Account Value:


o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")


o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).


o We have to receive your withdrawal request in our Annuity Service Center prior to the Annuity Date or Owner's death.


There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


SYSTEMATIC WITHDRAWAL PROGRAM


You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total Purchase Payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals.

We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.



INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.


SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


o the New York Stock Exchange is closed (other than customary weekend and holiday closings);


o  trading on the New York Stock Exchange is restricted;


o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Portfolios is not reasonably practicable or we cannot reasonably value the shares of the Investment Portfolios; or


o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.



Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.





7. PERFORMANCE

We periodically advertise subaccount performance relating to the Investment Portfolios. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the Investment Portfolio expenses. It does not reflect the deduction of any applicable account fee. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, and the Investment Portfolio expenses.


For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding Investment Portfolios for the periods commencing from the date on which the particular Investment Portfolio was made available through the Separate Account.


In addition, the performance for the Investment Portfolios may be shown for the period commencing from the inception date of the Investment Portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the Investment Portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


We may advertise the death benefit riders using illustrations showing how the benefit works with historical performance of specific Investment Portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying Investment Portfolios.


You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




8. DEATH BENEFIT

UPON YOUR DEATH



If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary(ies). The Principal Protection is the standard death benefit for your contract. If you are age 79 or younger at the effective date of your contract, you may select the optional Annual Step-Up Death Benefit rider.


The death benefits are described below. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.



The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the contract an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Investment Portfolios until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. (See "General Death Benefit Provisions" below.) Any death benefit amounts held in the Investment Portfolios on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.


If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.


If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit. If there are Joint Owners, the age of the oldest Owner will be used to determine the death benefit amount.



If we are presented with notification of your death before any requested transaction is completed (including transactions under the Automatic Rebalancing Program, the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Program), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.



STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1)    the Account Value; or


(2) total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of the change of Owner, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal made after such date."


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.



(See Appendix B for examples of the Principal Protection death benefit rider.)



OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP



If you are age 79 or younger at the effective date of your contract, you may select the optional Annual Step-Up Death Benefit rider. If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:



(1)    the Account Value; or


(2) total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal; or


(3)    the highest anniversary value, as defined below.


On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


o Subsection (2) is changed to provide: "The Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of change of Owner, and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal made after such date."


o For subsection (3), the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the change of Owner. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal. On each contract anniversary prior to the Owner's 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit is equal to the greatest of (1), (2) or (3).



(See Appendix B for examples of the Annual Step-Up death benefit rider.)



GENERAL DEATH BENEFIT PROVISIONS


The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the Beneficiary.


If the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death).



A Beneficiary must elect the death benefit to be paid under one of the payment options (unless the Owner has previously made the election). The entire death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have the death benefit payable under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.



We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Your Beneficiary may choose any optional death benefit available under the new contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's Beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated Beneficiary is permitted under our procedures to make additional Purchase Payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified Contracts or Non-Qualified Contracts, depending on which type of contract you own, held in the name of the decedent. Your Beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.


If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the Beneficiary under an Annuity Option may only be elected during the 60-day period beginning with the date we receive due proof of death.


If the Owner or a Joint Owner, who is not the Annuitant, dies during the Income Phase, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's death. Upon the death of the Owner or a Joint Owner during the Income Phase, the Beneficiary becomes the Owner.


SPOUSAL CONTINUATION


If the primary Beneficiary is the spouse of the Owner, upon the Owner's death, the Beneficiary may elect to continue the contract in his or her own name. Upon such election, the Account Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the death benefit amount over the Account Value will be allocated to each applicable Investment Portfolio in the ratio that the Account Value in the Investment Portfolio bears to the total Account Value. The terms and conditions of the contract that applied prior to the Owner's death will continue to apply, with certain exceptions described in the contract.


For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract.


Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see "Federal Income Tax Status").


Under the Internal Revenue Code (the "Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.


DEATH OF THE ANNUITANT


If the Annuitant, not an Owner or Joint Owner, dies during the Accumulation Phase, you automatically become the Annuitant. You can select a new Annuitant if you do not want to be the Annuitant (subject to our then-current underwriting standards). However, if the Owner is a non-natural person (for example, a trust), then the death of the primary Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.


Upon the death of the Annuitant after Annuity Payments begin, the death benefit, if any, will be as provided for in the Annuity Option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.


CONTROLLED PAYOUT


You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.




9. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.


When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED CONTRACT. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.


If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED CONTRACT.


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


TAXATION OF NON-QUALIFIED CONTRACTS


NON-NATURAL PERSON. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the Account Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.


WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Account Value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.



It is conceivable that certain benefits or the charges for certain benefits could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).


ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:


o  made on or after the taxpayer reaches age 59 1/2;


o  made on or after the death of an Owner;


o  attributable to the taxpayer's becoming disabled;


o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary; or


o under certain immediate income annuities providing for substantially equal payments made at least annually.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.


ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each Annuity Payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any Annuity Payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the contract has been fully recovered, however, the full amount of each Annuity Payment is subject to tax as ordinary income. In general, the amount of each payment under a variable Annuity Payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the Annuity Payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax adviser as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.



The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed Annuity Option and variable Investment Portfolios, as well as transfers between Investment Portfolios after the annuity starting date. Consult your tax adviser.



Starting in 2011, if your contract allows and you elect to apply less than the entire Account Value of your contract to a pay-out option provided under the contract ("partial annuitization"), an exclusion ratio will apply to the Annuity Payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax Purchase Payments in the contract will be allocated pro rata between the annuitized portion of the contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your contract.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as Annuity Payments.


See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an Annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same Owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax adviser.


OWNERSHIP OF THE INVESTMENTS. In certain circumstances, Owners of variable annuity contracts have been considered to be the Owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract Owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract Owner from being treated as the Owner of the Separate Account assets supporting the contract.


FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS


The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.


WITHDRAWALS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.



INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2012, $5,000 plus, for an Owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.



SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2012. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.



ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the Account Value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Income tax regulations issued in July 2007 require certain fundamental changes to these arrangements, including: (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.


The regulations are now in effect, including a prohibition on use of new life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions. Please note that, in light of the regulations, this contract is not available for purchase via a "90-24" transfer.


Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.


Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.


SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using a contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.


OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have required minimum distribution (RMD) rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.



Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Account Value) must be added to the Account Value in computing the amount required to be distributed over the applicable period.



The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.


For RMDs following the death of the Annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an Annuity Payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of Annuity Payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.


o The retroactive imposition of the 10% penalty tax on Annuity Payments received prior to the taxpayer attaining age 59 1/2.


o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any Annuity Payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an Annuity Payment option.


FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


PUERTO RICO TAX CONSIDERATIONS



The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT


We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract Owners because we are the Owner of the assets from which the tax benefits are derived.


POSSIBLE TAX LAW CHANGES


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.


We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.




10. OTHER INFORMATION

FIRST METLIFE INVESTORS


First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992, as First Xerox Life Insurance Company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Xerox Life Insurance Company, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent of General American Life Insurance Company. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.


Marquis Portfolios is a service mark of Morgan Stanley Smith Barney Holdings LLC and is used by MetLife, Inc. and its affiliates under license.


THE SEPARATE ACCOUNT


We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Account Value.


We are obligated to pay all money we owe under the contracts - such as death benefits and income payments -

even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit that exceeds the assets in the Separate Account is also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. First MetLife Investors is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


DISTRIBUTOR


We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


Distributor, and in certain cases, we, have entered into selling agreements with other unaffiliated selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.



Certain Investment Portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the Investment Portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range up to 0.25% of Separate Account assets invested in the particular Investment Portfolio.



We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of Purchase Payments allocated to the American Funds Global Growth Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the contract.


SELLING FIRMS


As noted above, Distributor, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all unaffiliated selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional Purchase Payments by selling firms is 1.70% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.55% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract Owner elects to begin receiving regular income payments (referred to as "Annuity Payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.


Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.



ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales or Account Values of our variable insurance contracts. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on Account Values of our variable insurance contracts (including Account Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with selling firms identified in the Statement of Additional Information.



The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2011, as well as the range of additional compensation paid.)


REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.


Requests for service may be made:


o  Through your registered representative


o By telephone at (800) 842-9325, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


o  In writing to our Annuity Service Center


o  By fax at (515) 273-4980

     or

o  By Internet at www.metlifeinvestors.com



Some of the requests for service that may be made by telephone or Internet include transfers of Account Value (see "Investment Options - Transfers - Transfers By Telephone or Other Means") and changes to the allocation of future Purchase Payments (see "Purchase - Allocation of Purchase Payments"). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their registered representatives to convey transaction requests by telephone or Internet on your behalf.



A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your registered representative before submitting the form or request.


We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.


These rights include the right to:


o  change the Beneficiary.


o change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).


o  assign the contract (subject to limitation).


o  change the payment option.


o exercise all other rights, benefits, options and privileges allowed by the contract or us.


The Owner is as designated at the time the contract is issued, unless changed. Any change of Owner is subject to our underwriting rules in effect at the time of the request.


JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.


BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If Joint Owners are named, unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).


ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base Annuity Payments. You can change the

Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code.


ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS


In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI.



TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company

     Independent Registered Public Accounting Firm

     Additional Information

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Financial Statements

      ^

APPENDIX A


PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.



AMERICAN FUNDS INSURANCE SERIES (Reg. TM) (CLASS 2)



American Funds Insurance Series (Reg. TM) is a mutual fund with multiple portfolios. Capital Research and Management Company is the investment adviser to each portfolio. The following Class 2 portfolios are available under the contract:


AMERICAN FUNDS GLOBAL GROWTH FUND


INVESTMENT OBJECTIVE: The American Funds Global Growth Fund seeks long-term growth of capital.


AMERICAN FUNDS GROWTH FUND


INVESTMENT OBJECTIVE: The American Funds Growth Fund seeks growth of capital.


AMERICAN FUNDS GROWTH-INCOME FUND


INVESTMENT OBJECTIVE: The American Funds Growth-Income Fund seeks long-term growth of capital and income.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)


Franklin Templeton Variable Insurance Products Trust currently consists of multiple series (Funds). Funds may be available in multiple classes: Class 1, Class 2, Class 3 and Class 4. The portfolio available in connection with your contract is Class 2 shares. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign Securities Fund. The following portfolio is available under the contract:


TEMPLETON FOREIGN SECURITIES FUND


INVESTMENT OBJECTIVE: The Templeton Foreign Securities Fund seeks long-term capital growth.


LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CLASS I)


Legg Mason Partners Variable Equity Trust is a trust with multiple portfolios. Legg Mason Partners Fund Advisor, LLC is the investment adviser and ClearBridge Advisors, LLC is the subadviser to each portfolio. The following Class I portfolios are available under the contract:


LEGG MASON CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO


INVESTMENT OBJECTIVE: The Legg Mason ClearBridge Variable Appreciation Portfolio seeks long-term appreciation of capital.


LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE: Legg Mason ClearBridge Variable Large Cap Value Portfolio seeks long-term growth of capital. Current income is a secondary objective.


LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO


INVESTMENT OBJECTIVE: Legg Mason ClearBridge Variable Small Cap Growth Portfolio seeks long-term growth of capital.

LEGG MASON PARTNERS VARIABLE INCOME TRUST (CLASS I)


Legg Mason Partners Variable Income Trust is a trust with multiple portfolios. Legg Mason Partners Fund Advisor, LLC is the investment adviser to each portfolio. The following Class I portfolio is available under the contract:


LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO



SUBADVISERS: Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.



INVESTMENT OBJECTIVE: Legg Mason Western Asset Variable Global High Yield Bond Portfolio seeks to maximize total return, consistent with the preservation of capital.


MET INVESTORS SERIES TRUST


MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Series Trust is a mutual fund with multiple portfolios. The following portfolios are available under the contract:


BLACKROCK HIGH YIELD PORTFOLIO (CLASS A)


SUBADVISER: BlackRock Financial Management, Inc.


INVESTMENT OBJECTIVE: The BlackRock High Yield Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.


BLACKROCK LARGE CAP CORE PORTFOLIO (CLASS E)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Large Cap Core Portfolio seeks long-term capital growth.


CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS B)



SUBADVISER: CBRE Clarion Securities LLC



INVESTMENT OBJECTIVE: The Clarion Global Real Estate Portfolio seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.


DREMAN SMALL CAP VALUE PORTFOLIO (CLASS A)


SUBADVISER: Dreman Value Management, LLC


INVESTMENT OBJECTIVE: The Dreman Small Cap Value Portfolio seeks capital appreciation.


HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS A)


SUBADVISER: Harris Associates L.P.


INVESTMENT OBJECTIVE: The Harris Oakmark International Portfolio seeks long-term capital appreciation.


INVESCO SMALL CAP GROWTH PORTFOLIO (CLASS A)


SUBADVISER: Invesco Advisers, Inc.


INVESTMENT OBJECTIVE: The Invesco Small Cap Growth Portfolio seeks long-term growth of capital.


JANUS FORTY PORTFOLIO (CLASS A)


SUBADVISER: Janus Capital Management LLC


INVESTMENT OBJECTIVE: The Janus Forty Portfolio seeks capital appreciation.


LAZARD MID CAP PORTFOLIO (CLASS B)


SUBADVISER: Lazard Asset Management LLC


INVESTMENT OBJECTIVE: The Lazard Mid Cap Portfolio seeks long-term growth of capital.


LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO (CLASS B)


SUBADVISER: ClearBridge Advisors, LLC


INVESTMENT OBJECTIVE: The Legg Mason ClearBridge Aggressive Growth Portfolio seeks capital appreciation.


LORD ABBETT MID CAP VALUE PORTFOLIO (CLASS B)


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Mid-Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.


MET/EATON VANCE FLOATING RATE PORTFOLIO (CLASS B)


SUBADVISER: Eaton Vance Management


INVESTMENT OBJECTIVE: The Met/Eaton Vance Floating Rate Portfolio seeks a high level of current income.


MET/FRANKLIN MUTUAL SHARES PORTFOLIO (CLASS B)


SUBADVISER: Franklin Mutual Advisers, LLC


INVESTMENT OBJECTIVE: The Met/Franklin Mutual Shares Portfolio seeks capital appreciation, which may occasionally be short-term. The portfolio's secondary investment objective is income.

MET/TEMPLETON GROWTH PORTFOLIO (CLASS B)


SUBADVISER: Templeton Global Advisors Limited


INVESTMENT OBJECTIVE: The Met/Templeton Growth Portfolio seeks long-term capital growth.


MFS (Reg. TM) EMERGING MARKETS EQUITY PORTFOLIO (CLASS B)


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Emerging Markets Equity Portfolio seeks capital appreciation.


MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO (CLASS B)


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.


MORGAN STANLEY MID CAP GROWTH PORTFOLIO (CLASS B)


SUBADVISER: Morgan Stanley Investment Management Inc.


INVESTMENT OBJECTIVE: The Morgan Stanley Mid Cap Growth Portfolio seeks capital appreciation.


PIMCO INFLATION PROTECTED BOND PORTFOLIO (CLASS B)


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Inflation Protected Bond Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.


PIMCO TOTAL RETURN PORTFOLIO (CLASS B)


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.


PIONEER FUND PORTFOLIO (CLASS A)


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.


PIONEER STRATEGIC INCOME PORTFOLIO (CLASS E)


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Strategic Income Portfolio seeks a high level of current income.


RCM TECHNOLOGY PORTFOLIO (CLASS B)


SUBADVISER: RCM Capital Management LLC


INVESTMENT OBJECTIVE: The RCM Technology Portfolio seeks capital appreciation; no consideration is given to income.


T. ROWE PRICE LARGE CAP VALUE PORTFOLIO (CLASS B) (formerly Lord Abbett Growth and Income Portfolio)


SUBADVISER: T. Rowe Price Associates, Inc. (formerly Lord, Abbett & Co. LLC)



INVESTMENT OBJECTIVE: The T. Rowe Price Large Cap Value Portfolio seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.



THIRD AVENUE SMALL CAP VALUE PORTFOLIO (CLASS B)


SUBADVISER: Third Avenue Management LLC


INVESTMENT OBJECTIVE: The Third Avenue Small Cap Value Portfolio seeks long-term capital appreciation.


VAN KAMPEN COMSTOCK PORTFOLIO (CLASS B)


SUBADVISER: Invesco Advisers, Inc.


INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.



METROPOLITAN SERIES FUND


Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers is the investment adviser to the portfolios. The following portfolios are available under the contract:



BLACKROCK BOND INCOME PORTFOLIO (CLASS E)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Bond Income Portfolio seeks a competitive total return primarily from investing in fixed-income securities.

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (CLASS A)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Legacy Large Cap Growth Portfolio seeks long-term growth of capital.


BLACKROCK MONEY MARKET PORTFOLIO (CLASS B)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.


An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.


DAVIS VENTURE VALUE PORTFOLIO (CLASS A)


SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. may delegate any of its responsiblities to Davis Selected Advisers - NY, Inc., a wholly-owned subsidiary.


INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.


FI VALUE LEADERS PORTFOLIO (CLASS D)


SUBADVISER: Pyramis Global Advisors, LLC


INVESTMENT OBJECTIVE: The FI Value Leaders Portfolio seeks long-term growth of capital.


JENNISON GROWTH PORTFOLIO (CLASS B)


SUBADVISER: Jennison Associates LLC


INVESTMENT OBJECTIVE: The Jennison Growth Portfolio seeks long-term growth of capital.


LOOMIS SAYLES SMALL CAP CORE PORTFOLIO (CLASS B)


SUBADVISER: Loomis, Sayles & Company, L.P.


INVESTMENT OBJECTIVE: The Loomis Sayles Small Cap Core Portfolio seeks long-term capital growth from investments in common stocks or other equity securities.


MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO (CLASS B)


SUBADVISER: Dimensional Fund Advisors LP


INVESTMENT OBJECTIVE: The Met/Dimensional International Small Company Portfolio seeks long-term capital appreciation.


MFS (Reg. TM) TOTAL RETURN PORTFOLIO (CLASS F)


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Total Return Portfolio seeks a favorable total return through investment in a diversified portfolio.


MFS (Reg. TM) VALUE PORTFOLIO (CLASS A)


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Value Portfolio seeks capital appreciation.


NEUBERGER BERMAN GENESIS PORTFOLIO (CLASS B)


SUBADVISER: Neuberger Berman Management LLC



INVESTMENT OBJECTIVE: The Neuberger Berman Genesis Portfolio seeks high total return, consisting principally of capital appreciation.



WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS A)


SUBADVISER: Western Asset Management Company


INVESTMENT OBJECTIVE: The Western Asset Management U.S. Government Portfolio seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.

APPENDIX B


DEATH BENEFIT EXAMPLES


The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract Owner and the investment experience of the Investment Portfolios chosen. THE EXAMPLES BELOW DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, OR INCOME TAXES AND TAX PENALTIES. All amounts are rounded to the nearest dollar.




PRINCIPAL PROTECTION DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                         DATE                          AMOUNT
                                            ------------------------------   -------------------------
   A    Initial Purchase Payment                      10/1/2012              $100,000
   B    Account Value                                 10/1/2013              $104,000
                                            (First Contract Anniversary)
   C    Death Benefit                              As of 10/1/2013           $104,000
                                                                             (= greater of A and B)
   D    Account Value                                 10/1/2014              $ 90,000
                                            (Second Contract Anniversary)
   E    Death Benefit                                 10/1/2014              $100,000
                                                                             (= greater of A and D)
   F    Withdrawal                                    10/2/2014              $  9,000
   G    Percentage Reduction in Account               10/2/2014                        10%
        Value                                                                (= F/D)
   H    Account Value after Withdrawal                10/2/2014              $ 81,000
                                                                             (= D-F)
   I    Purchase Payments reduced for              As of 10/2/2014           $ 90,000
        Withdrawal                                                           (= A-(A x G))
   J    Death Benefit                                 10/2/2014              $ 90,000
                                                                             (= greater of H and I)

Notes to Example
----------------


Purchaser is age 60 at issue.


The Account Values on 10/1/2014 and 10/2/2014 are assumed to be equal prior to the withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                               DATE                          AMOUNT
                                                  ------------------------------   -------------------------
   A    Initial Purchase Payment                            10/1/2012              $100,000
   B    Account Value                                       10/1/2013              $104,000
                                                  (First Contract Anniversary)
   C    Death Benefit (Highest Anniversary               As of 10/1/2013           $104,000
        Value)                                                                     (= greater of A and B)
   D    Account Value                                       10/1/2014              $ 90,000
                                                  (Second Contract Anniversary)
   E    Death Benefit (Highest Contract Year                10/1/2014              $104,000
        Anniversary)                                                               (= greater of B and D)
   F    Withdrawal                                          10/2/2014              $  9,000
   G    Percentage Reduction in Account                     10/2/2014                        10%
        Value                                                                      (= F/D)
   H    Account Value after Withdrawal                      10/2/2014              $ 81,000
                                                                                   (= D-F)
   I    Highest Anniversary Value reduced for            As of 10/2/2014           $ 93,600
        Withdrawal                                                                 (= E-(E x G))
   J    Death Benefit                                       10/2/2014              $ 93,600
                                                                                   (= greater of H and I)

Notes to Example
----------------


Purchaser is age 60 at issue.


The Account Values on 10/1/2014 and 10/2/2014 are assumed to be equal prior to the withdrawal.


                                      B-2